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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 30, 1997, with respect to the financial statements of 101 Main Street Limited Liability Company included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-51273) and related Prospectus of Fitzgeralds Gaming Corporation for the registration of $205,000,000 12 1/4% Senior Secured Notes due 2004, Series B.


                                             ERNST & YOUNG LLP

June 19, 1998